401K PLAN	12 Months Ended
Dec. 31, 2023
Retirement Benefits [Abstract]
401K PLAN

14. 401K PLAN

The Company established the Assure Holdings 401(k) Plan (the “401k Plan”) under Section 401(k) of the Internal Revenue Code. Under the 401k Plan, employees, with greater than six months of service and over the age of 21, may contribute up to 100% of their compensation per year subject to the elective limits as defined by IRS guidelines and the Company may make matching contributions in amounts not to exceed 6.0% of the employees’ annual compensation. Investment selections consist of mutual funds and do not include any of the Company’s common stock. As of January 1, 2023, the Company terminated its matching contribution to the 401K

Plan. The Company’s contributions to the 401k Plan amounted to $nil and $667 thousand for the years ended December 31, 2023 and 2022, respectively.